UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/15/2006

VARSITY GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-28977

DE	54-1876848
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1300 19th Street NW, 8th Floor Washington, DC 20036
(Address of principal executive offices, including zip code)

202.349.1242
(Registrant’s telephone number, including area code)

Former address: 1850 M Street, Suite 1150, NW, Washington, DC 20036
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On May 15, 2006, the Company issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2006, and other financial guidance.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 15, 2006, the Company announced the appointment of James M. Craig as Chief Financial Officer (Principal Financial and Accounting Officer), along with the appointment of Jack M Benson to Chief Information Officer, Senior Vice President, Business Development. Prior to his appointment to Chief Information Officer, Senior Vice President, Business Development, Mr. Benson had served the Company as Chief Financial Officer (Principal Financial and Accounting Officer).

Item 7.01.    Regulation FD Disclosure

As disclosed under Item 5.02, On May 15, 2006 the Company announced via a press release the appointment of James M. Craig as Chief Financial Officer, along with the appointment of Jack M Benson to Chief Information Officer, Senior Vice President, Business Development.

The full text of the press release is attached hereto as Exhibit 99.2

Item 9.01.    Financial Statements and Exhibits

99.1 Press release dated May 15, 2006 announcing results of operations and financial condition for the three months ended March 31, 2006, and other financial guidance.

The following exhibit relating to Item 7.01 shall be deemed to be furnished and not filed:

99.2 Press release dated May 15, 2006 announcing the appointment of James M. Craig as Chief Financial Officer, along with the appointment of Jack M Benson to Chief Information Officer, Senior Vice President, Business Development.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARSITY GROUP INC

Date: May 16, 2006	By:	/s/ James M. Craig
James M. Craig
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.2	Appointment of Principal Officers
EX-99.1	Results of Operations